UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2009
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463

(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
In December 2007, the Financial Accounting Standards Board (FASB) ratified Emerging Issues Task Force (EITF) 07-1, Accounting for Collaborative Arrangements. Onyx Pharmaceuticals, Inc., or Onyx, elected to adopt this accounting guidance as of December 31, 2008. As a result, Onyx’s statement of operations and supplemental schedule for the year ended December 31, 2008 and prior periods will be reclassified to conform to this new guidance. This new presentation impacts the classification of amounts included in specific line items, but has no impact on net income (loss) or net income (loss) per share. Under this new presentation, the statement of operations includes the line item “Revenue from Collaboration Agreement.” This line item consists of Onyx’s share of the commercial profit generated from the collaboration with Bayer, reimbursement of Onyx’s shared marketing costs related to Nexavar and Nexavar royalty revenue. Onyx’s 50% share of collaboration research and development expenses is included in the research and development expense line item. Unaudited quarterly financial data for January 1, 2006 through September 30, 2008 showing the anticipated presentation as a result of the adoption of EITF 07-1 are attached in Exhibits 99.1, 99.2 and 99.3 to this report for informational purposes only, and remain subject to adjustment and correction in connection with Onyx’s annual audit.
This filing contains “forward-looking statements” of Onyx within the meaning of the federal securities laws. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including statements related to Onyx’s revised accounting presentation as a result of the adoption of EITF 07-1. Reference should be made to Onyx’s Annual Report on Form 10-K for the year ended December 31, 2008 when filed with the Securities and Exchange Commission for additional information. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this release except as required by law.
This information in this Item 2.02, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in Exhibits 99.1, 99.2 and 99.3 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Onyx whether made before or after the date hereof, regardless of any general incorporation language in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	2008 First, Second and Third Quarter Statement of Operations and Supplemental Schedule (Unaudited)

99.2	2007 Quarterly Statement of Operations and Supplemental Schedule (Unaudited)

99.3	2006 Quarterly Statement of Operations and Supplemental Schedule (Unaudited)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2009	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	2008 First, Second and Third Quarter Statement of Operations and Supplemental Schedule (Unaudited)

99.2	2007 Quarterly Statement of Operations and Supplemental Schedule (Unaudited)

99.3	2006 Quarterly Statement of Operations and Supplemental Schedule (Unaudited)